SSA COUPON                                              MAURICE
 LIMITED                                                SIMPSON
Office at Eaton's Centre                                C/O 4920-800 W Pender
1230B-4700 Kingsway                                     St Vanouver BC
Burnaby BC  V5H 4M1                                     V6C 3V6

WILLIAM MURRAY                                          DANA SHAW
C/O Metro Twon Law Office at                            5260-6th Avenue
Eaton's Centre, 1230B-4700                              Delta BC
Kingsway, Burnaby BC                                    V4M 1L5
V5H 4M1


August 28, 1999

Forest Glade International Inc.
#370-444 Victoria Street
Prince George, BC  V2L 2J7

Dear Sirs:

Re: Forest Glade International Inc. ("Forest Glade") and SSA Coupon Limited ("SSA")

The purpose of this letter is to confirm the agreement between the shareholders of SSA (the 'SSA Shareholders') and Forest Glade pursuant to which the SSA Shareholders have agreed to exchange 100% of their shares in SSA for 19 million shares of Forest Glade which will be subject to Rule 144 (the "Share Exchange").

The parties agree to act reasonably and execute a formal share exchange with respect to the transaction, which will incorporate the terms herein and contain the usual warranties, representations and general terms which are usual in transactions of this nature.

Yours truly,

SSA COUPON LIMITED                      AGREED TO AND ACKNOWLEDGED
                                        FOREST GLADE INTERNATIONAL INC.

Per:                                    Per:

    /s/ William Murray                      /s/ Wayne Loftus
    ------------------                      ----------------
    Authorized Signatory                    Authorized Signatory

    /s/ Maurice Simpson
    -------------------

    /s/  William Murray
    --------------------

    /s/  Dana Shaw
    --------------


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